AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 30, 2022

REGISTRATION NOS. 333-122901

811-21719

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
PRE-EFFECTIVE AMENDMENT NO.	[ ]
POST-EFFECTIVE AMENDMENT NO. 1186	[X]
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
AMENDMENT NO. 1199	[X]

INVESTMENT MANAGERS SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices, including Zip Code)

Registrant's Telephone Number, Including Area Code: (414) 299-2295

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and Address of Agent for Service)

COPIES TO:

Laurie Anne Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485; or
[X]	on September 1, 2022 pursuant to paragraph (b) of Rule 485; or
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485;
[ ]	on ________________ pursuant to paragraph (a)(1) of Rule 485; or
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on ________________ pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on ________________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Euro Pacific Funds

EP Emerging Markets Fund

(formerly, EP Emerging Markets Small Companies Fund)

Class A (Ticker Symbol: EPASX)

Class I (Ticker Symbol: EPEIX)

PROSPECTUS

September 1, 2022

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

EP Emerging Markets Fund

A series of Investment Managers Series Trust (the “Trust”)

Table of Contents

SUMMARY SECTION	1
MORE ABOUT THE FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	8
MANAGEMENT OF THE FUND	13
DISTRIBUTION AND SHAREHOLDER SERVICE PLAN	14
YOUR ACCOUNT WITH THE FUND	15
DIVIDENDS AND DISTRIBUTIONS	28
FEDERAL INCOME TAX CONSEQUENCES	28
FINANCIAL HIGHLIGHTS	30
APPENDIX A – WAIVERS AND DISCOUNTS AVAILABLE FROM INTERMEDIARIES	32

This Prospectus sets forth basic information about the Funds that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is September 1, 2022.

SUMMARY SECTION

Investment Objective

The investment objective of the EP Emerging Markets Fund (formerly, EP Emerging Markets Small Companies Fund) (the “Fund”) is to seek long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Schedule” on page 17 of this prospectus and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None
Maximum deferred sales charge (load)	None	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of your investment)
Management fees		1.08%		1.08%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		0.48%		0.48%
Shareholder service fees	0.08%		0.08%
All other expenses	0.40%		0.40%
Total annual fund operating expenses		1.81%		1.56%
Fees waived and/or expenses reimbursed[1]		(0.06)%		(0.06)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1]		1.75%		1.50%

[1]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.75% and 1.50% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until September 1, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$620	$988	$1,381	$2,476
Class I	$153	$487	$844	$1,851

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that are tied economically to emerging market countries. The Fund’s advisor considers emerging market countries to be those countries that are, at the time of investment, included in the MSCI Emerging Markets Index. The Fund’s advisor considers a company to be economically tied to an emerging market country if (1) the company is organized under the laws of an emerging market country, or has its principal office in an emerging market country; (2) at the time of investment, the company derived at least 50% of its total revenues or profits during its most recently completed fiscal year from business activities in an emerging market country; or (3) the company’s equity securities are primarily traded on an exchange in an emerging market country. The Fund’s investments in equity securities may include common stock, preferred stock, convertible stock and warrants. Certain of the Fund’s investments may be considered restricted securities. The Fund may invest in large-, mid-, and small-capitalization companies.

The Advisor uses an active management investment approach to researching, identifying and selecting portfolio companies. The research process is driven by bottom-up fundamental analysis that aims to identify growing but stable companies trading at attractive valuations relative to anticipated growth in revenue and earnings. Prior to making an investment, the Advisor considers factors including, but not limited to, financial statement analysis; quality of management; insider ownership; perceived soundness of the business strategies; ability to sustain a competitive advantage; liquidity; and valuation relative to expected growth.

The Advisor may sell all or a portion of a position when in its opinion one or more of the following occurs, among other reasons: (1) the Advisor’s price target is realized; (2) the company’s fundamentals have deteriorated since it was purchased; (3) the Advisor finds more attractive investment opportunities for the Fund; or (4) the Fund requires cash to meet redemption requests.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

Emerging Markets Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Geographic Concentration Risk. A fund that is less diversified across countries or geographic regions is generally riskier than a more geographically diversified fund. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting the value of investments is significantly greater for a fund that concentrates its investment in a particular region or regions than a more geographically diversified fund, and may result in greater losses and volatility. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

Sector Risk. From time to time, the Fund may invest a significant amount of its total assets in each of certain sectors of the economy. Each of those sectors may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies, which may impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuation and access to equity funding. For example, as of April 30, 2022, 24.2% of the Fund’s assets were invested in the industrial sector. Performance of companies in the industrials sector may be affected by, among other things, supply and demand for their specific product or service and for industrial sector products in general. Moreover, government regulation, world events, exchange rates and economic conditions, technological developments, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Capitalization Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Warrants Risk. Warrants may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of speculation or other factors. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant expires without being exercised, the Fund will lose any amount paid for the warrant.

Private Placements and Restricted Securities Risk. Private placements and other restricted securities may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. The absence of a liquid trading market may also make it difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class A shares and by showing how the average annual total returns of each class of shares of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Prior to September 1, 2022, the Fund was named the EP Emerging Markets Small Companies Fund and invested primarily in equity securities of small capitalization emerging market companies. Updated performance information is available at the Fund’s website, www.europacificfunds.com, or by calling the Fund at 1-888-558-5851. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Class A shares and Class I shares are invested in the same portfolio of securities. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar Year Total Return (before taxes) for Class A Shares

For each calendar year at NAV

The year-to-date return as of June 30, 2022 was (29.78)%

Class A Shares
Highest Calendar Quarter Return at NAV	33.49%	Quarter Ended 06/30/2020
Lowest Calendar Quarter Return at NAV	(24.89)%	Quarter Ended 03/31/2020

Average Annual Total Returns (for periods ended December 31, 2021)	One Year	Five Years	Ten Years
Class A Shares - Return Before Taxes	4.76%	10.03%	8.86%
Class A Shares - Return After Taxes on Distributions[1]	0.13%	8.26%	7.82%
Class A Shares - Return After Taxes on Distributions and Sale of Fund Shares[1]	5.80%	7.71%	7.10%
Class I Shares - Return Before Taxes[2]	9.88%	11.29%	9.64%
MSCI Emerging Markets Index[3] (reflects no deduction for fees, expenses or taxes)	-2.54%	9.87%	5.49%
MSCI EM Small Cap Index (reflects no deduction for fees, expenses or taxes)	18.75%	11.47%	7.42%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only and after-tax returns for classes other than Class A will vary from returns shown for Class A.
[2]	Class A shares were first offered on December 1, 2010. Class I shares were first offered on July 16, 2013. The performance figures for Class I shares include the performance for the Class A shares for the periods prior to the start date of Class I shares. Class A shares imposes higher expenses than Class I shares.
[3]	Effective September 1, 2022, the Fund will change its primary performance benchmark from the MSCI EM Small Cap Index to the MSCI Emerging Markets Index. Euro Pacific Asset Management, LLC, the Fund’s advisor, believes the MSCI Emerging Markets Index represents a better benchmark for comparison to the Fund’s performance in light of the Fund’s investment strategy as of September 1, 2022.

Investment Advisor

Euro Pacific Asset Management, LLC (the “Advisor”) is the Fund’s investment advisor.

Portfolio Managers

Luke Allen, CFA, Portfolio Manager of the Advisor, and Patrick Rien, CFA, Co-Portfolio Manager and Senior Research Analyst of the Advisor, are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have served as portfolio managers of the Fund since September 1, 2022.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A
Direct Regular Accounts	$2,500	$250
Direct Retirement Accounts	$2,500	$250
Automatic Investment Plan	$2,500	$250
Gift Account For Minors	$2,500	$250
Class I
Direct Regular Accounts	$5,000	$250
Direct Retirement Accounts	$5,000	$250
Automatic Investment Plan	$5,000	$250
Gift Account For Minors	$5,000	$250

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objective

The Fund’s investment objective is long term capital appreciation. There is no assurance that the Fund will achieve its objective.

The Fund’s investment objective may be changed without shareholder approval upon 60 days prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in equity securities of companies that are tied economically to emerging market countries. Emerging market countries are those countries that are, at the time of investment, included in the MSCI Emerging Markets Index. The Advisor considers a company to be economically tied to an emerging market country if (1) the company is organized under the laws of an emerging market country, or has its principal office in an emerging market country; (2) at the time of investment, the company derived at least 50% of its total revenues during its most recently completed fiscal year from business activities in an emerging market country; or (3) the company’s equity securities are primarily traded on an exchange in an emerging market country. The Fund’s investments in equity securities may include common stock, preferred stock, convertible stock and warrants. Certain of the Fund’s investments may be considered restricted securities. The Fund may invest in large-, mid-, and small-capitalization companies.

The Advisor uses an active management investment approach to researching, identifying and selecting portfolio companies. The research process is driven by bottom-up fundamental analysis that aims to identify growing but stable companies trading at attractive valuations relative to anticipated growth in revenue and earnings. Prior to making an investment, the Advisor considers factors including, but not limited to, financial statement analysis; quality of management; insider ownership; perceived soundness of the business strategies; ability to sustain a competitive advantage; liquidity; and valuation relative to expected growth.

The Advisor may sell all or a portion of a position when in its opinion one or more of the following occurs, among other reasons: (1) the Advisor’s price target is realized; (2) the company’s fundamentals have deteriorated since it was purchased; (3) the Advisor finds more attractive investment opportunities for the Fund; or (4) the Fund requires cash to meet redemption requests.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks of Investing in the Fund

The Fund’s principal risks are set forth below. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

●	Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

●	Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. For example, the financial crisis that began in 2007 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. More recently, Russia’s invasion of Ukraine and the COVID-19 pandemic have negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor. In response to the crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

●	Equity Risk. The value of equity securities held by the Funds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

●	Geographic Concentration Risk. A fund that is less diversified across countries or geographic regions is generally riskier than a more geographically diversified fund. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting the value of investments is significantly greater for a fund that concentrates its investment in a particular region or regions than a more geographically diversified fund, and may result in greater losses and volatility. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

●	Foreign Investment Risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. Changes in exchange rates and interest rates, and the imposition of foreign taxes, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. A Fund’s investments in depository receipts (including ADRs), are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

●	Emerging Markets Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, is unable to inspect audit work and practices in certain countries, such as China. The PCAOB’s limited ability to oversee the operations of accounting firms in such countries means that inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact a Fund’s investments in such companies. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. The Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect a Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for a Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments. There may also be restrictions on imports from certain countries, such as Russia, and dealings with certain state-sponsored entities. For example, following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia, and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, a Fund may incur losses. Any of these factors may adversely affect a Fund’s performance or the Fund’s ability to pursue its investment objective.

●	Private Placements and Restricted Securities Risks. Private placement securities are securities that have been privately placed and are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the Securities Act or an exemption from registration (such as Rules 144 or 144A).

Investing in private placements and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss.

●	Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

●	COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; restrictions on travel; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Health crises such as the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not yet fully known. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have also recently risen, which could adversely affect economies and markets. The COVID-19 pandemic could continue to adversely affect the value and liquidity of a Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

●	Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

●	Liquidity Risk. Due to a lack of demand in the marketplace or other factors, such as market turmoil, a Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In addition, when the market for certain investments is illiquid, a Fund may be unable to achieve its desired level of exposure to a certain sector. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets. Moreover, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of a Fund’s investments. Liquidity risk may be more pronounced for the Fund’s investments in developing countries.

●	Market Capitalization Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

●	Sector Risk. From time to time, a Fund may invest a significant amount of its total assets in each of certain sectors of the economy. Each of those sectors may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies, which may impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuation and access to equity funding.

Industrial Sector Risk. Performance of companies in the industrial sector may be affected by, among other things, supply and demand for their specific product or service and for industrial sector products in general. Moreover, government regulation, world events, exchange rates and economic conditions, technological developments, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

●	Convertible Securities Risk. Convertible securities are securities that are convertible into or exchangeable for common or preferred stock. The values of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuer, and the ability of the issuer to repay principal and to make interest payments. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security and generally has less potential for gain or loss than the underlying stock.

●	Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

●	Warrants Risk. A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Unlike a convertible debt security or preferred stock, a warrant does not pay fixed dividends. A warrant may lack a liquid secondary market for resale. The price of a warrant may fluctuate as a result of speculation or other factors. In addition, the price of the underlying security may not reach, or have reasonable prospects of reaching, a level at which the warrant can be exercised prudently (in which case the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment in the warrant).

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders and in the monthly holdings report on Form N-PORT.

MANAGEMENT OF THE FUND

Investment Advisor

The Advisor, Euro Pacific Asset Management, LLC, is the Fund’s investment advisor and provides investment advisory services to the Fund pursuant to an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement”). The Advisor was founded in 2009 and its principal address is Suite 204, Lots 81-82, Street C, Dorado, Puerto Rico, 00646. The Advisor is an investment advisor registered with the SEC. James Nelson is the Managing Member and Portfolio Manager of the Advisor. As of July 31, 2022, the Advisor’s total assets under management were approximately $900 million.

The Advisor provides the Fund with advice on buying and selling securities. With respect to the EP Emerging Markets Fund, the Advisor provides investment advisory services, including: (i) providing research and economic insight to the Sub-advisor; (ii) providing overall supervision for the general management and operations of the Fund; (iii) monitoring and supervising the activities of the Sub-advisor; and (iv) providing related administrative services. The Advisor also furnishes the Fund with office space and certain administrative services.

For its services, the Advisor is entitled to receive an annual management fee as listed below of the Fund’s average daily net assets, calculated daily and payable monthly: For the fiscal year ended October 31, 2021, the Advisor received advisory fees, net of fee waivers as follows:

Fund Name	Contractual Management Fee	Management Fees (Net of Waiver)
EP Emerging Markets Fund*	1.08%	1.02%
*	Formerly EP Emerging Markets Small Companies Fund

A discussion regarding the basis for the Board’s approval of the Advisory Agreement, as applicable, is available in the Semi-Annual Report dated April 30, 2022.

Portfolio Managers

Patrick B. Rien, CFA, Co-Portfolio Manager and Senior Research Analyst, joined Euro Pacific Asset Management in 2010 and has served as the co-portfolio manager of the EuroPac International Dividend Income Fund and EP Emerging Markets Fund. From 2004 through 2009, Mr. Rien was employed by Lehman Brothers and Barclays Capital where he was a Vice President in the equity research department, covering the U.S. telecommunications industry. Along with his responsibilities as an analyst of publicly traded companies, Mr. Rien’s work spanned the firm’s capital markets division and included collaborative projects ranging from M&A advisory to initial and secondary debt and equity issuances. Mr. Rien completed his undergraduate studies at the University of California, Davis and received an MBA/MA in international economic policy and business from American University in Washington D.C.

Luke Allen, CFA, Co-Portfolio Manager of the EuroPac International Value Fund and EP Emerging Markets Fund, and a Senior Research Analyst, joined Euro Pacific Asset Management in 2010 as a Senior Associate. Prior to Euro Pacific, Mr. Allen was an analyst for a private equity and commercial real estate firm, where he gained extensive underwriting and financial modeling experience. Mr. Allen began his career as a Commissioned Officer in the United States Air Force, where he acted as a financial controller and directed the finance and accounting office of the Comptroller at McChord Air Force Base, WA. Mr. Allen holds a Master of Science in Accounting degree from University of Dallas and a Bachelor of Science degree from the United States Air Force Academy.

General

The SAI provides additional information about each portfolio manager’s method of compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the Fund.

Other Service Providers

IMST Distributors, LLC (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Advisor, or any other service provider for the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the percentage stated in each Fund’s expense table. This agreement is in effect until September 1, 2023 and may be terminated before that date with respect to the Fund only by the Trust’s Board of Trustees.

Fund	Expense Cap as percent of the average daily net assets
	Class A	Class I
EP Emerging Markets Fund*	1.75%	1.50%
*	Formerly EP Emerging Markets Small Companies Fund

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution (Rule 12b-1) Fees For Class A Shares

The Trust has adopted a plan on behalf of the Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its Class A shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class A shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares. Since these fees are paid out of each Fund’s assets attributable to the Fund’s Class A shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered in this Prospectus.

Class I shares are not subject to any distribution fees under the 12b-1 Plan.

Shareholder Service Fee

The Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, forwarding communications from the Fund, providing sub-accounting with respect to Fund shares, and other similar services.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of each class of a Fund’s shares is the net asset value per share (“NAV”) of that class (plus any sales charges, as applicable). The Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, each Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAVs on days when you are not able to buy or sell Fund shares.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when a Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV are determined. If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that a Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Buying Fund Shares

This Prospectus offers a fund that have two classes of shares designated as Class A and Class I Shares.

●	Class A shares generally incur annual distribution and shareholder servicing fees.
●	Class I shares do not incur distribution fees but may incur shareholder service fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares generally has the same rights, except for the distribution fees, and related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To purchase shares of a Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A
Direct Regular Accounts	$2,500	$250
Direct Retirement Accounts	$2,500	$250
Automatic Investment Plan	$2,500	$250
Gift Account For Minors	$2,500	$250
Class I
Direct Regular Accounts	$5,000	$250
Direct Retirement Accounts	$5,000	$250
Automatic Investment Plan	$5,000	$250
Gift Account For Minors	$5,000	$250

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Sales Charge Schedule

Class A shares of the Fund are sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Class A Shares - Sales Charge Schedule

The Fund offering Class A shares is sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amounts you invest as shown in the following chart. This means that part of the funds you contribute to the Fund to purchase Fund shares will be used to pay the sales charge.

Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Up to $49,999	4.50%	4.71%	4.00%
$50,000-$99,999	4.00%	4.17%	3.50%
$100,000-$249,999	3.50%	3.63%	3.00%
$250,000-$499,999	2.80%	2.88%	2.50%
$500,000-$999,999	2.00%	2.04%	1.70%
$1 million or more	1.00%	1.01%	1.00%

*	The offering price includes the sales charge.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs

Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Fund as discussed below. Eligible purchasers of Class A shares also may be entitled to waived sales charges as discussed below under “Net Asset Value Purchases”. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. As described in Appendix A to this Prospectus, financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see “Appendix A – Waivers and Discounts Available from Intermediaries” of the Prospectus for a description of waivers or discounts available through certain intermediaries.

Quantity Discounts. When purchasing Class A shares, if the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge. For example, a purchase of up to $49,999 of Class A shares of the Fund would pay an initial charge of 4.50%, while a purchase of $50,000 would pay an initial charge of 4.00%. There are several breakpoints for the Fund, as shown in the “Class A Shares - Sales Charge Schedule” tables above. The greater the investment, the greater the sales charge discount.

You may be able to lower your Class A sales charges if:

●	you assure a Fund in writing that you intend to invest at least $50,000 in Class A shares of the Fund over the next 13 months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

●	the amount of Class A shares you already own in a Fund plus the amount you intend to invest in Class A shares is at least $50,000 (“Cumulative Discount”).

By signing a Letter of Intent you can purchase shares of the Fund at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent. Any shares purchased within 90 days prior to the date you sign the Letter of Intent may be used as credit toward completion of the stated amount, but the reduced sales charge will only apply to new purchases made on or after the date of the Letter of Intent. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 4.50% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to a Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with a Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to “move” your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in a Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify the Fund or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) by you and other eligible persons, which may include accounts held at the Fund or at other approved financial intermediaries. Upon such notification, you will pay the sales charge at the lowest applicable sales charge level. You should retain any records necessary to substantiate the purchase price of the Fund’s shares, as the Fund and approved financial intermediary may not retain this information.

Information about sales charges can be found on the Funnd’s website www.europacificfunds.com or you can consult with your financial representative.

Net Asset Value Purchases. Class A shares are available for purchase without a sales charge if you are:

●	reinvesting dividends or distributions;
●	making additional investments for your 401(k) or other retirement or direct accounts;
●	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

●	a financial intermediary purchasing on behalf of its clients that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or (ii) has entered into an agreement with the Funds to offer Class A shares through a no-load network or platform (please see Appendix A for a list of financial intermediaries that have these arrangements);
●	a client of Euro Pacific Capital, a broker dealer affiliated with the Advisor, as specified below;
●	a current Trustee of the Trust; or
●	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code of 1986, as amended) of the Advisor or of a broker-dealer authorized to sell shares of the Funds.

A client of Euro Pacific Capital (“EPC”) that sells any securities in order to invest in a Fund, and has paid brokerage commissions to EPC with respect to the purchase of such securities within the 12 months preceding the effective date of the purchase of Fund shares (collectively, “Qualifying Securities”), may purchase shares of the Fund without paying any sales charge on that purchase, if the dollar amount of Fund shares to be purchased is no greater than the dollar amount of Qualifying Securities sold in order to invest in the Fund. Any purchase of Fund shares in excess of such amount will be subject to the applicable sales charge as set forth in this Prospectus. Your financial advisor or the Funds’ transfer agent (the “Transfer Agent”) can answer your questions and help you determine if you are eligible.

Class I Shares

To purchase Class I Shares of the Fund offering Class I shares, you generally must invest at least $5,000. Class I Shares are not subject to any initial sales charge. No CDSC is imposed on redemptions of Class I Shares, and you do not pay any ongoing distribution/service fees.

Class I Shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and foundations.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are generally taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at the Fund’s discretion. You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of the Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-888-558-5851. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the relevant Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities, including the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and control persons. Applications without such information will not be considered in good order. The Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $250, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-888-558-5851 at least five days prior to the date of the next AIP transfer. The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for the Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Euro Pacific Funds. All requests to purchase Fund shares received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying

Through a broker-dealer or other financial intermediary	The Fund is offered through certain approved financial intermediaries (and their agents). The Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may charge its individual clients transaction fees which may be in addition to those described in this Prospectus. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.
By mail	The Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.
To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.
	Regular Mail Euro Pacific Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Euro Pacific Funds 235 West Galena Street Milwaukee, Wisconsin 53212
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone	To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-888-558-5851 and you will be allowed to move money in amounts of at least $500 but not greater than $50,000 from your bank account to the Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

By wire

To open an account by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the relevant Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.

ABA Number 101000695

For credit to “Euro Pacific Funds”

A/C # 98 718 79348

For further credit to:

Your account number

Fund Name

Name(s) of investor(s)

Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-888-558-5851 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a broker-dealer or other financial intermediary	If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. Such financial intermediaries are authorized to designate other financial intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.
By mail	You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to Euro Pacific Funds at the address indicated below. Your request must be in good order and contain the relevant Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail Euro Pacific Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Euro Pacific Funds 235 West Galena Street Milwaukee, Wisconsin 53212
A Medallion signature guarantee must be included if any of the following situations apply:

● You wish to redeem more than $50,000 worth of shares;

● When redemption proceeds are sent to any person, address or bank account not on record;

● If a change of address was received by the Transfer Agent within the last 15 days;

● If ownership is changed on your account; or

● When establishing or modifying certain services on your account.

By telephone	To redeem shares by telephone, call the Fund at 1-888-558-5851 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.
If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000, by instructing the Fund by phone at 1-888-558-5851. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.
Note: The Fund and all of their service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

● The Fund account number;

● The name in which his or her account is registered;

● The Social Security Number or Taxpayer Identification Number under which the account is registered; and

● The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $2,500 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-888-558-5851. The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate or wired using the wire instructions on record, on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

IRA and retirement plan redemptions from accounts which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of the Fund through an IRA or other retirement plan, must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Fund may utilize a temporary overdraft facility offered through its custodian, UMB Bank, n.a., in order to assist the Fund in meeting redemption requests. The Fund uses these methods during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of the Fund’s remaining shareholders, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash. The Fund may redeem shares in kind during both normal and stressed market conditions. Generally, in kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the relevant Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen “first-in, first-out” (FIFO) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. For all shareholders using a method other than the specific tax lot identification method, the Fund first redeems shares you acquired on or before December 30, 2011, and then applies your elected method to shares acquired after that date. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities on the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Redemption Fee	You will be charged a redemption fee of 2.00% of the value of the Fund shares being redeemed if you redeem your shares of the Fund within 30 days of purchase. The FIFO method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to a shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any such plan, to comply with minimum distribution requirements, (v) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vi) effected pursuant to an automatic non-discretionary rebalancing program, (vii) effected pursuant to the SWP, or (viii) by the Fund with respect to accounts falling below the minimum initial investment amount. The Trust reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.
Monitoring Trading Practices	The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Fund reserves the right to:

●	vary or waive any minimum investment requirement;
●	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Funds via regular or overnight delivery), for any reason;
●	reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);
●	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;
●	reject any purchase or redemption request that does not contain all required documentation; and
●	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege

You may exchange shares of the Fund into shares of another Fund. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other Fund (see “Minimum Investment” table). You may realize either a gain or loss on those shares and will be responsible for paying any applicable taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year.

Conversion of Shares

A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please note, all share conversion requests must be approved by the Advisor.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Availability of Information

Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on the Fund’s website at www europacificfunds.com. The Prospectus and SAI are also available on the website.

Prospectus and Shareholder Report Mailings

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

The Fund enters into contractual arrangements with various parties, including among others the Advisor if any, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Emerging Markets Fund will make distributions of net investment income yearly. The Fund will make distributions of net capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the applicable Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of the Fund for shares of another Fund, the exchange will generally be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than distributions the Fund reports as “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund may qualify in part for the dividends received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and/or if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in a Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information for the periods shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

EP Emerging Markets Fund (formerly, EP Emerging Markets Small Companies Fund) - Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.15	$10.97	$10.72	$13.62	$11.80
Income from Investment Operations:
Net investment loss[1]	(0.12)	(0.09)	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	3.74	1.29 [2]	1.38	(2.28)	2.01
Net increase from payments by affiliates (Note 3)	-	- [2,3]	-	- [3]	-
Total from investment operations	3.62	1.20	1.35	(2.31)	1.98

Less Distributions:
From net realized gain	(0.08)	(0.02)	(1.10)	(0.59)	(0.16)
Total distributions	(0.08)	(0.02)	(1.10)	(0.59)	(0.16)

Redemption fee proceeds	- [3]	- [3]	- [3]	- [3]	- [3]
Net asset value, end of period	$15.69	$12.15	$10.97	$10.72	$13.62

Total return[4]	29.87%	10.91%	13.90%	(17.93)%	17.12%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$104,913	$73,055	$57,051	$54,686	$70,768

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.81%	2.00%	2.07%	2.05%	2.18%
After fees waived and expenses absorbed	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.85)%	(1.03)%	(0.62)%	(0.56)%	(0.69)%
After fees waived and expenses absorbed	(0.79)%	(0.78)%	(0.30)%	(0.26)%	(0.26)%

Portfolio turnover rate	47%	49%	45%	43%	34%

1	Calculated based on averages shares outstanding for the period.
2	Affiliate reimbursed the Fund $796 for errors during processing. The reimbursement had no impact to the Fund's performance.
3	Amount represents less than $0.01 per share.
4	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 4.50% of offering price which is reduced on sales of $50,000 or more. If the sales charge was included total returns would be lower.

EP Emerging Markets Fund (formerly, EP Emerging Markets Small Companies Fund) - Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.41	$11.18	$10.88	$13.78	$11.91
Income from Investment Operations:
Net investment loss[1]	(0.09)	(0.06)	(0.01)	- [2]	- [2]
Net realized and unrealized gain (loss)	3.83	1.31 [3]	1.41	(2.31)	2.03
Net increase from payments by affiliates (Note 3)	-	- [2,3]	-	- [2]	-
Total from investment operations	3.74	1.25	1.40	(2.31)	2.03

Less Distributions:
From net realized gain	(0.08)	(0.02)	(1.10)	(0.59)	(0.16)
Total distributions	(0.08)	(0.02)	(1.10)	(0.59)	(0.16)

Redemption fee proceeds	-	-	-	-	-
Net asset value, end of period	$16.07	$12.41	$11.18	$10.88	$13.78

Total return[4]	30.21%	11.15%	14.19%	(17.71)%	17.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,448	$1,207	$999	$590	$565

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.56%	1.75%	1.82%	1.80%	1.93%
After fees waived and expenses absorbed	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.60)%	(0.78)%	(0.37)%	(0.31)%	(0.44)%
After fees waived and expenses absorbed	(0.54)%	(0.53)%	(0.05)%	(0.01)%	(0.01)%

Portfolio turnover rate	47%	49%	45%	43%	34%

1	Calculated based on averages shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Affiliate reimbursed the Fund $796 for errors during processing. The reimbursement had no impact to the Fund's performance.
4	Total returns would have been lower had fees not been waived by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

APPENDIX A – WAIVERS AND DISCOUNTS AVAILABLE FROM INTERMEDIARIES

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please contact the applicable intermediary with any questions regarding how the intermediary applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts.

Waiver of Initial Sales Charge on Purchases of Class A Shares by Certain Financial Institutions:

No initial sales charge is imposed on purchases of Class A shares by the following financial institutions that (i) are compensated by clients on a fee-only basis, or (ii) have entered into an agreement with the Fund to offer Class A shares through no-load network or platforms as described this Prospectus:

Charles Schwab

E*Trade Securities LLC

Interactive Brokers LLC

LPL Financial Corporation

Mid Atlantic Clearing & Settlement Corp

National Financial Services Corporation

Pershing LLC

SEI Private Trust Co.

TD Ameritrade Clearing, Inc

The Trust Company of Knoxille

Vanguard Brokerage Services

Investment Advisor

Euro Pacific Asset Management, LLC

Suite 204, Lots 81-82

Street C

Dorado, Puerto Rico 00646

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Counsel to the Trust

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, California 92626

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102-2529

EP Emerging Markets Fund

(formerly, EP Emerging Markets Small Companies Fund)

A series of Investment Managers Series Trust

FOR MORE INFORMATION

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. The SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

The Fund’s SAI, annual and semi-annual reports are available, free of charge, on the Fund’s website at www.europacificfunds.com. You can also obtain a free copy of the Fund’s SAI or annual and semi-annual reports, request other information, or inquire about a Fund by contacting a broker that sells shares of the Fund or by calling the Funds’ (toll-free) at 1-888-558-5851 or by writing to:

Euro Pacific Funds

P.O. Box 2175

Milwaukee, WI 53201

Reports and other information about the Fund are also available:

●	Free of charge, on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov; or
●	For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act file no. 811- 21719.)

Statement of Additional Information

September 1, 2022

Euro Pacific Funds

EP Emerging Markets Fund (formerly, EP Emerging Markets Small Companies Fund)

Class A (EPASX) & Class I (EPEIX)

A series of Investment Managers Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated September 1, 2022, as may be amended from time to time, of the EP Emerging Markets Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”). Euro Pacific Asset Management, LLC (the “Advisor”) is the investment advisor to the Fund. A copy of the Fund’s Prospectus may be obtained by contacting the Fund at the address or telephone number specified below. The Fund’s Annual Report to shareholders for the fiscal period ended April 30, 2022, is incorporated by reference herein. A copy of the Fund’s Semi-Annual Report can be obtained by contacting the Fund at the address or telephone number specified below.

Euro Pacific Funds

P.O. Box 2175

Milwaukee, Wisconsin 53201

1-888-558-5851

Table of Contents

THE TRUST AND THE FUNDS	B-3
INVESTMENT STRATEGIES, POLICIES AND RISKS	B-3
MANAGEMENT OF THE FUNDS	B-17
PORTFOLIO TRANSACTIONS AND BROKERAGE	B-29
PORTFOLIO TURNOVER	B-31
PROXY VOTING POLICY	B-31
ANTI-MONEY LAUNDERING PROGRAM	B-31
PORTFOLIO HOLDINGS INFORMATION	B-32
DETERMINATION OF NET ASSET VALUE	B-33
PURCHASE AND REDEMPTION OF FUND SHARES	B-34
FEDERAL INCOME TAX MATTERS	B-35
DIVIDENDS AND DISTRIBUTIONS	B-42
GENERAL INFORMATION	B-42
FINANCIAL STATEMENTS	B-44
APPENDIX “A” RATINGS	B-45
APPENDIX “B” TRUST AND ADVISOR PROXY VOTING POLICIES AND PROCEDURES	B-51

THE TRUST AND THE FUND

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Fund and not to the other series of the Trust. Prior to [   ], 2022, the EP Emerging Markets Fund was known as EP Emerging Markets Small Companies Fund.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Fund is classified as a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. The Fund’s classification as a diversified fund may only be changed with the approval of the Fund’s shareholders.

The Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund currently offers two classes of shares: the Class A shares and the Class I shares. Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). The class of shares of the Fund generally is identical to the other classes of the Fund in all respects except that each class of shares is subject to its own distribution expenses and minimum investments. The class of shares also has exclusive voting rights with respect to its distribution fees.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of one or more of the Fund.

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown; and Russia’s invasion of Ukraine. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and then was detected globally. This coronavirus has resulted in certain travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Equity Securities

Common Stock

The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Large-Cap Stocks

The Funds may invest in stock of companies with large market capitalizations. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.Warrants and Rights The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, the Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Convertible Securities

The Fund may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Initial Public Offerings

The Fund may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or micro-cap size. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.

FOREIGN INVESTMENTS

The Fund may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets. Additionally, the imposition of sanctions, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. dollars of any foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and the Funds are required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after a Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund make in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Emerging Markets

The Fund may invest in companies organized or doing substantial business emerging market countries or developing countries as defined by the World Bank, International Financial Corporation, or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards, which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of the Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation, or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, is unable to inspect audit work and practices in certain countries, such as China. The PCAOB’s limited ability to oversee the operations of accounting firms in such countries means that inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact a Fund’s investments in such companies. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. It may also be difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts.

There may also be restrictions on imports from certain countries, such as Russia, and dealings with certain state-sponsored entities. For example, following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses.

Many Chinese companies have created variable interest entities (“VIEs”) as a means to circumvent limits on foreign ownership of equity in Chinese companies. Investments in companies that use a VIE structure may pose additional risks because the investment is made through an intermediary entity that exerts control of the underlying operating business through contractual means rather than equity ownership and, as a result, may limit the rights of an investor. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the VIE’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Funds’ associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

In addition, there may be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in 2021 prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, a Fund may incur losses. Any of these factors may adversely affect a Fund’s performance or the Fund’s ability to pursue its investment objective.

There may also be restrictions on imports from certain countries, such as Russia, and dealings with certain state-sponsored entities. For example, following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses.

Europe—Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

United Kingdom Exit from the EU. On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement, effective January 1, 2021. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The political, regulatory, and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of a Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment.

Russia’s Invasion of Ukraine. Russia has attempted to assert its influence in Eastern Europe in the recent past through economic and military measures, including military incursions into Georgia in 2008 and eastern Ukraine in 2014, heightening geopolitical risk in the region and tensions with the West. On February 24, 2022, Russia initiated a large-scale invasion of Ukraine resulting in the displacement of millions of Ukrainians from their homes, a substantial loss of life, and the widespread destruction of property and infrastructure throughout Ukraine. In response to Russia’s invasion of Ukraine, the governments of the United States, the European Union, the United Kingdom, and many other nations joined together to impose heavy economic sanctions on certain Russian individuals, including its political leaders, as well as Russian corporate and banking entities and other Russian industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, and the United Kingdom made a commitment to phase out oil imports from Russia by the end of 2022. The United States, the European Union, the United Kingdom, and their global allies may impose additional sanctions or other intergovernmental actions against Russia in the future, but Russia may respond in kind by imposing retaliatory economic sanctions or countermeasures. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy.

General. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Developments in the China Region

After nearly thirty years of unprecedented growth, the People’s Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China’s regional trading partners to suffer, and could cause further disruption to regional and international trade. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Foreign Currency Transactions

The Fund may conduct foreign currency transactions either on a spot, i.e., cash basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.

If the Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor, is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities a Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

Depository Receipts

The Fund may invest in depository receipts. American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

The Fund may also invest in Australian CHESS Depository Interests (“CDIs”), which are financial instruments quoted on the Australian Securities Exchange (“ASX”). The Clearing House Electronic Sub-register System (“CHESS”) is an ASX computer system that manages the settlement of transactions executed on the ASX. CDIs allow investors to obtain all the economic benefits of foreign financial products and Australian government bonds, via “beneficial ownership,” without actually holding legal title to those financial products. The three types of CDIs include: (i) CHESS Units of Foreign Securities (“CUFS”), which are issued in respect of foreign equity securities; (ii) Depository Interests (“DIs”), which are issued in respect of bearer securities (such as debt) or where the securities are held in another settlement and depository system; and (iii) Government Bond Depository Interests. Legal title to the foreign equity, debt or other security is held through one or more nominee companies, known as depository nominees, on behalf of the CDI holders. With the exception of voting arrangements and some corporate actions of foreign issuers domiciled in certain jurisdictions, CDI holders have the same rights as holders whose financial products are legally registered in their own name. All economic benefits such as dividends, bonus issues, rights issues, interest payments, and maturity payments or similar corporate actions flow through to the CDI holder as if they were the legal owner of the corresponding financial product. However, the laws of some countries may not permit foreign issuers incorporated there to treat CDI holders as though they are the legally registered holders of the corresponding foreign financial products for all purposes. For example, such laws may require the foreign issuer to treat the depository nominee’s holding of foreign financial products as a single holding, rather than as a number of smaller separate holdings corresponding to the individual interests of CDI holders, for the purposes of certain corporate actions. Such laws or treatment could negatively impact the value of CDIs held by the Fund.

Private Placements and Restricted Securities

The Fund may invest in private placement and restricted securities. Private placement securities are securities that have been privately placed and are not registered under the Securities Act of 1933, as amended (the “1933 Act”). They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, to accredited investors as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Private placements and other restricted securities may only be sold in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the 1933 Act that have a readily available market usually are not deemed illiquid for purposes of the limitation on investment in illiquid securities by the Fund discussed below under “Illiquid Securities.” However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Investing in private placement and other restricted securities is subject to certain risks. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

The Fund intends to limit the purchase of private placements and other restricted securities, together with other securities considered to be illiquid, to not more than 15% of its net assets.

Investment Company Securities

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may acquire securities of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund securities held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, in part, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act, which permits the Funds to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4, among other things, (1) applies to both “acquired funds” and “acquiring funds,” each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisers of an acquired fund and acquiring fund relying on the rule make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires funds that are relying on the rule, and which do not have the same investment adviser, to enter into a fund of funds investment agreement, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.

Despite these restrictions, generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund’s acquisition of the securities of affiliated and unaffiliated funds is subject to the following guidelines and restrictions:

●	The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

●	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

○	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

○	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

○	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Funds. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund. Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank, or savings and loan association for a definite period of time that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. The Fund may only acquire certificates of deposit, bankers’ acceptances, and time deposits issued by commercial banks or savings and loan associations that, at the time of the Fund’s investment, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such obligations are fully insured by the U.S. government. If a Fund’s hold instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, are limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor may actively expose the Fund to credit risk. However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Borrowing

The Fund may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and the Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund have implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, has approved the designation of the Advisor as the Fund’s LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by the Advisor that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of the Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund’s can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to seek its investment objective.

The Fund will not purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Advisor determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the Advisor will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Cybersecurity Risk

Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Advisor the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. While the Fund and their service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cybersecurity plans or systems implemented by their service providers.

Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invest, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such portfolio companies to lose value.

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, a Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

LIBOR Risk

Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. In March 2021, the administrator of LIBOR announced a delay in the phase out of the majority of the USD LIBOR publications until June 30, 2023, although the remainder of LIBOR publications ended on December 31, 2021. Various financial industry groups have been planning for the transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is ongoing, and the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the applicable phase out. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund’s performance or NAV.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority, of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

No Fund may:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements;

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry or related group of industries. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

4.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate such as real estate investment trusts (REITs));

5.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

6.	Purchase or sell commodities or commodity futures contracts (although each Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT OF THE FUND

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun, and William H. Young are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by the Trustee[e]
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	5	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-2015).	5	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	5	None.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by the Trustee[e]
Interested Trustees:
John P. Zader a* (born 1961) Trustee	Since November 2007	Retired (June 2014 - present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	5	Investment Managers Series Trust II, a registered investment company (includes 56 portfolios).
Maureen Quill a** (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014),	5	None.
Officers of the Trust:
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present).	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by the Trustee[e]
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Secretary, 361 Social Infrastructure Fund (December 2019 – January 2022); Chief Compliance Officer Foothill Capital Management, LLC, an investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President - Compliance, Morgan Stanley Investment Management (2000 – 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, CA 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of 53 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

*	Mr. Zader is an “interested person” of the Trust by virtue of the employment of a member of his immediate family with an investment advisor to certain series of the Trust.

**	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Effective June 16, 2022, Eric M. Banhazl, who served as a Trustee of the Trust from January 2008 to June 14, 2022, is serving as a Trustee Emeritus of the Trust. As a Trustee Emeritus, Mr. Banhazl may attend the meetings of the Board of Trustees or any of its committees, but has no duties, powers or responsibilities with respect to the Trust.

Compensation

Each Independent Trustee and Mr. Zader receives a quarterly retainer of $35,000, $4,000 for each special in-person meeting attended, or any special meeting attended by videoconference or teleconference in lieu of in-person attendance in accordance with SEC exemptive relief, and $1,500 for any special meeting attended by teleconference or videoconference at which action is taken and/or materials are prepared for review. In addition, Ms. Rabun receives an additional annual retainer of $25,000 for serving as Chairperson of the Board; Mr. Young receives an additional annual retainer of $10,000 for serving as Audit Committee Chair; and Mr. Miller receives additional annual retainers of $10,000 for serving as Chair of each of the Valuation Committee and the Nominating, Governance and Regulatory Review Committee. The Trust has no pension or retirement plan.

The Trustees may elect to defer payment of their compensation from the Funds pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

Aggregate Compensation from the Fund for the fiscal year ended October 31, 2021:

	Independent Trustees			Interested Trustee
	Charles H. Miller, Trustee, Valuation Committee Chair and Nominating, Governance and Regulatory Review Committee Chair	Ashley Toomey Rabun, Trustee and Chairperson	William H. Young, Trusteee and Audit Committee Chair	John P Zader, Trustee
Aggregate Compensation From the Fund ($)[1,3]
EP Emerging Markets Fund*	$1,896	$2,103	$1,896	$1,896
Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	None	None	None	None
Estimated Annual Benefits Upon Retirement	None	None	None	None
Total Compensation from Fund and Fund Complex Paid to Trustees[1,2,3]	$7,714	$8,555	$7,714	$7,714

*	Formerly EP Emerging Markets Small Companies Fund

[1]	For the fiscal year ended October 31, 2021.

[2]	There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series. For the Fund’s fiscal year ended October 31, 2021, the aggregate Independent Trustees’ fees for the Trust were $565,000.

[3]	Messrs. Miller and Zader each elected to defer payments of compensation from the Fund under the Trust’s non-qualified Deferred Compensation Plan for Trustees under which Trustees may defer receipt of all or part of their compensation from the Fund. As of the fiscal year ended October 31, 2021, the total amount of deferred compensation payable to Ms. Rabun, Mr. Miller and Mr. Zader was $29,995, $112,744 and $227,944, respectively.

Ms. Quill is not compensated for her service as Trustee because of her affiliation with the Trust. Officers of the Trust are not compensated by the Fund for their services.

As a Trustee Emeritus of the Trust, Mr. Banhazl does not receive any compensation from the Trust; however, he is entitled to reimbursement of expenses related to his attendance at any meetings of the Board of Trustees or its committees.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl and June 2019 for Ms. Quill) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Ms. Quill and Mr. Zader, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Ms. Quill, her position with UMB Fund Services, Inc., one of the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

●	Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

●	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

●	Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

●	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

●	Ms. Quill has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees: the Audit Committee, the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”), and the Valuation Committee.

●	The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust. The Audit Committee met twice during the fiscal year ended October 31, 2021, with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

●	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board, as well as assisting the Board in overseeing matters related to certain regulatory issues. The Nominating Committee meets from time to time as needed. The Nominating Committee will consider trustee nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller. The Nominating Committee met three times during the fiscal year ended October 31, 2021.

●	The function of the Valuation Committee is to recommend to the Board for its approval of methodologies for valuing securities held by any series of the Trust for which current and reliable market quotations are not readily available; monitor prices determined by officers of the Trust pursuant to such methodologies; and approve fair valued security prices that are not determined pursuant to an approved methodology. The actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee is comprised of all the Trustees and is chaired by Mr. Miller, but action may be taken by any one of the Trustees. The Valuation Committee meets as needed. The Valuation Committee met four times during the fiscal year ended October 31, 2021, with respect to the EP Emerging Markets Fund (formerly, EP Emerging Markets Small Companies Fund). On December 3, 2020, the SEC adopted Rule 2a-5 under the 1940 Act with respect to fair value determinations. Rule 2a-5 permits the Board to appoint a valuation designee responsible for such fair value determinations, subject to the oversight of the Board. In connection with the adoption of Rule 2a-5, the Board will designate the Advisor as the Fund's valuation designee, thereby replacing the current Valuation Committee. Compliance with Rule 2a-5 will not be required until September 8, 2022.

Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Advisor and other service providers to the Fund employs a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees. As of December 31, 2021, the Trustees beneficially owned shares of the Fund as follows.

Name of Trustee	Dollar Range of Equity Securities in each Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	None
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	Over $100,000
John P. Zader, Interested Trustee	None	None
Maureen Quill, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund. There were no control persons for the Fund as of July 31, 2022.

The following table lists the principal shareholders of the Fund as of July 31, 2022. The principal shareholders are holders of record of 5% or more of the outstanding shares of the indicated classes of the Fund, including the listed shareholders that are financial intermediaries.1

Principal Shareholders	Percentage of Total Outstanding Shares of the Class as of July 31, 2022
EP Emerging Markets Fund*/ Class A
Charles Schwab & Co. Inc. San Francisco, CA 94105	5.62%
National Financial Services LLC Jersey City, NJ 07310	5.10%
EP Emerging Markets Fund*/ Class I
Interactive Brokers Greenwich, CT 06830	66.16%
National Financial Services LLC Jersey City, NJ 07310	17.31%

*	Formerly EP Emerging Markets Small Companies Fund

[1]	The Fund has no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

As of July 31, 2022, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Fund’s distributor, IMST Distributors, LLC (the “Distributor”) or any respective affiliates.

The Advisor

Euro Pacific Asset Management, LLC, which is owned by Peter Schiff and James Nelson, acts as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments. The Advisor also continuously monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

The Advisory Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s Independent Trustees; insurance (including Trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund’s for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of Trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual Fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the limit set forth in the Expense Table in the Prospectus (the “expense cap”). This agreement is effective until September 1, 2023. The agreement may be terminated before that date with respect to the Fund only by the Board of Trustees.

Fund	Expense Cap as percent of the average daily net assets
	Class A	Class I
EP Emerging Markets Fund*	1.75%	1.50%

*	Formerly EP Emerging Markets Small Companies Fund

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

The Fund paid the following advisory fees to the Advisor for the periods indicated:

Fund	Advisory Fees Accrued	Advisory Fees (Waived)/ Recouped	Advisory Fee Retained
EP Emerging Markets Fund*
For the fiscal year ended October 31, 2021	$1,119,622	($64,496)	$1,055,126
For the fiscal year ended October 31, 2020	$663,648	($156,512)	$507,136
For the fiscal year ended October 31, 2019	$613,729	($182,205)	$431,524

*	Formerly EP Emerging Markets Small Companies Fund

Portfolio Managers

Set forth below is the following information with respect to each portfolio manager who is primarily responsible for the day-to-day management of each Fund’s portfolio, as identified in the Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in each Fund. All information provided below is as of October 31, 2021.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Luke Allen	0	$0	0	$0	1,500	$575
Patrick Rien	0	$0	0	$0	1,500	$575

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Luke Allen	0	$0	0	$0	0	$0
Patrick Rien	0	$0	0	$0	0	$0

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between a Fund and other accounts managed by a portfolio manager, the Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably than the other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio manager. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation. Mr. Allen and Mr. Rien, each receive a fixed base salary and participate in the Advisor’s overall profitability, not the profitability of a single client strategy.

Ownership of the Funds by Portfolio Managers. As of October 31, 2021, the portfolio managers owned the following securities in the Funds.

Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Luke Allen	None
Patrick Rien	None

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

Pursuant to the Co-Administration Agreement, the Fund pay the Co-Administrators a fee for administration services. The fee is payable monthly based on the Fund’s average daily net assets.

The Fund paid the following co-administration fees for the periods indicated:

Fund	Fiscal Year Ended October 31, 2021*	Fiscal Year Ended October 31, 2020*	Fiscal Year Ended October 31, 2019*
EP Emerging Markets Fund**	$144,443	$109,407	$107,638

*	Includes fund accounting fees.

**	Formerly EP Emerging Markets Small Companies Fund

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP (“Tait Weller”), Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529,is the independent registered public accounting firm for the Fund whose services include auditing each Fund’s financial statements and the performance of related tax services.

Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust.

Paul Hastings LLP (“Paul Hastings”), 101 California Street, 48th Floor, San Francisco, California 94111, serves as legal counsel to the Independent Trustees.

Distributor and the Distribution Agreement

IMST Distributors, LLC is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Trust, the Advisor, or any other service provider for the Fund.

Under a Distribution Agreement with the Trust dated January 1, 2013, as novated September 30, 2021 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement will continue in effect with respect to the Fund only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

The following table shows the aggregate amount of brokerage commissions paid and amounts received by the Distributor for the periods indicated:

Fund/Period	Amount of Commissions	Amount Received
EP Emerging Markets Fund
For the fiscal year ended October 31, 2021	$127,237	$14,606
For the fiscal year ended October 31, 2020	$56,527	$6,626
For the fiscal year ended October 31, 2019	$25,821	$3,117

*	Formerly EP Emerging Markets Small Companies Fund

The Distributor does not retain sales charges for the sale of the Fund’s Class A shares. Pursuant to the Distribution Agreement, should any amounts be retained by the Distributor, such amounts would not be held for profit by the Distributor, but instead would be used solely for distribution-related expenditures.

Dealer Reallowances

The Fund’s shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Fund. The Advisor’s affiliated broker-dealer, EuroPacific Capital, Inc. (“EuroPacific Capital”), may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s Distributor. In addition, EuroPacific Capital markets the Fund’s shares to financial intermediaries pursuant to a selling dealer agreement with the Advisor. More detailed information on the sales charge and its application is contained in the Prospectus.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that provides for Fund assets to be used for the payment for distribution services for Class A shares. The 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The 12b-1 Plan also provides for the payment of service fees in connection with the provision of post-sales shareholder liaison services to holders of Class A shares, as defined in FINRA regulations, including personal services such as responding to customer inquiries, and services related to the maintenance of shareholder accounts. Because 12b-1 fees are paid out of Fund assets attributable to Class A shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The 12b-1 Plan provides that the distribution fees paid by Class A shares of the Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor or the Trust, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund; and (h) reimbursement to the Advisor for expenses advanced on behalf of the Fund or Class with respect to such activities. The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor does not retain any 12b-1 fees for profit. All 12b-1 fees are held in a retention account by the Distributor to pay for and/or reimburse the Advisor for distribution related expenditures.

The 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund’s Class A shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The 12b-1 Plan shall continue in effect indefinitely with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class. The 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of such Class.

If the 12b-1 Plan is terminated for the Fund’s Class A shares in accordance with its terms, the obligation of the Fund to make payments pursuant to the 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor other than fees already payable under the 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.

The following table shows the 12b-1 fees paid pursuant to the 12b-1 Plan for the fiscal year ended October 31, 2021:

Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$252,055
Payment to dealers	$0
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$0
Total	$252,055

Shareholder Service Plan

The Board has adopted, on behalf of the Fund, a Shareholder Service Plan (the “Service Plan”) under which the Advisor will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Fund; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Advisor may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. The Fund will pay the Advisor or Service Organizations, as applicable, at an annual rate of up to 0.15% of the Fund’s average daily net assets, payable monthly. The amount paid by the Fund to any Service Organization may be expressed in terms of a dollar amount per shareholder account in the Fund held by clients of the Service Organization, and/or in terms of percentage of the net assets of such accounts.

The following shareholder service fees were paid for the fiscal year ended October 31, 2021 by the Fund:

EP Emerging Markets Fund*	$79,627

*	Formerly EP Emerging Markets Small Companies Fund

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement the Advisor, determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor. To be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. The brokers may also supply the Fund with research, statistical and other services.

The Fund paid the following brokerage and soft dollar commissions for the periods indicated:

	Brokerage Commissions	Soft Dollar Commissions
For the fiscal year ended October 31, 2021	$178,861	$1,674
For the fiscal year ended October 31, 2020	$108,375	$0
For the fiscal year ended October 31, 2019	$111,817	$0

The increase in the Fund’s brokerage commissions in fiscal year 2021 was due to the increase in Fund assets and trades.

Holdings of Securities of the Funds’ Regular Brokers and Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of a Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. The Fund did not hold any securities of its “regular brokers or dealers” during the fiscal year ended October 31, 2021.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

The Fund’s portfolio turnover rates were as follows for the periods indicated:

	Fiscal Year Ended
	October 31, 2021	October 31, 2020
EP Emerging Markets Fund*	47%	49%

*	Formerly EP Emerging Markets Small Companies Fund

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Advisor subject to the Board’s continuing oversight. The Trust Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Advisor’s Policies”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Advisor’s Proxy Policies and Procedures and the Trust Policies. is the Trust Policies and Advisor Policies are intended to serve as guidelines and to further the economic value of each security held by the Fund. The Trust’s CCO will review the policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and a Fund’s interests, the Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ended June 30 of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-888-558-5851 and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Fund has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Fund. The Disclosure Policy applies to the Fund, Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust, Morgan Lewis, counsel to the Independent Trustees, Paul Hastings, and the Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund’s shareholders. The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or any or their affiliated persons) in connection with the disclosure of portfolio holdings information of the Fund. The Fund’s Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Fund’s public website (www.europacfunds.com) or (2) disclosed in periodic regulatory filings on the SEC’s website (www.sec.gov). Management of the Fund may make publicly available its portfolio holdings on the Fund’s public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc. if the Fund have a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or their authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or their Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. The Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, the Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Advisor and its affiliates may provide investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund. These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisor or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

Current Arrangements Regarding Disclosure of Portfolio Holdings As of the date of this SAI, the Trust or the Fund have on-going business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) Euro Pacific Asset Management, the Advisor, MFAC and UMBFS (the Co-Administrators) and UMB Bank, N.A. (the Custodian), pursuant to investment management, administration and custody agreements, respectively, under which the Fund’s portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) Tait, Weller & Baker LLP (independent registered public accounting firm) Morgan Lewis and Paul Hastings (attorneys) to which the Fund provides portfolio holdings information on a regular basis with varying lag times after the date of the information; (iii) Broadridge (ProxyEdge) pursuant to a proxy voting agreement with Euro Pacific Asset Management under which the Fund’s portfolio holdings information is provided daily with no time lag; (iv) Practical Computer Application, to which MFAC provides the Trust’s portfolio holdings information on a daily basis for programming and database hosting services in connection with MFAC’s administrative services to the Trust; (v) Donnelley Financial Solutions, to which the Trust provides portfolio holdings information on a monthly basis in connection with the filings of Form N-PORT; (vi) FilePoint, to which MFAC provides the Fund’s portfolio holdings on a monthly basis in connection with filings of Form N-PORT; (vii) ICE Data Services, which assists the Fund with classifying their holdings pursuant to their liquidity risk management program, to which the Trust provides portfolio holdings information on a monthly basis with a one- to ten-day time lag; (viii) Morningstar, Inc., Lipper Inc., Refinitiv, Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-PORT (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable; and (ix) Gainskeeper, Inc. and its affiliates, pursuant to an administrative agency agreement under which the Trust provides the Fund’s portfolio tax lot holdings and transaction level data information on a daily basis.

DETERMINATION OF NET ASSET VALUE

The NAVs of the Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAVs may be calculated earlier if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each class of the Fund is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation in which a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Fund’s fair value methodology. The Fund may hold portfolio securities such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus. Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares. However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale by the Fund of securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemptions In-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

No Fund intends to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. No Fund anticipates that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”; and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Fund will be subject to income tax at the applicable corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income, generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by the Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

If the Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend, then Fund dividends attributable to that REIT dividend income (as reduced by certain Fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders under the Code. In order to qualify for this deduction, noncorporate shareholders must meet minimum holding period requirements with respect to their Fund shares.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

Distributions of net capital gain, if any, that the Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years) the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

The Fund’s transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends- received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor these transactions and will make the appropriate entries in their books and records, and if a Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund’s entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as the Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect to “pass through” to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund’s shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may purchase the securities of certain foreign companies treated as passive foreign investment companies for federal income tax purposes (“PFICs”). PFICs may be the only or primary means by which the Fund may invest in some countries. If the Fund invests in equity securities of PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such securities even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on the Fund with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their return from these investments. Under proposed Treasury Regulations, certain income derived by the Fund for a taxable year from a PFIC with respect to which the Fund has made a qualified electing fund election would generally constitute qualifying income for purposes of the 90% test described above, only to the extent the PFIC makes distributions in respect of that income to the Fund for that taxable year. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

If a sufficient percentage of the equity interests in a foreign issuer that is treated as a corporation for U.S. federal income tax purposes are held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by the Fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and require non-U.S. shareholders to file nonresident U.S. income tax returns.

The Fund are required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will generally be taxable to shareholders as ordinary income for federal income tax purposes. If during any year the Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

GENERAL INFORMATION

Investment Managers Series Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The EP Emerging Markets Fund was under the name “EP Emerging Markets Small Companies Fund” since August 31, 2015. Its name and investment strategies were changed on September 1, 2022.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the 1933 Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust, and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Fund’s Semi-Annual Report to shareholders for the fiscal period ended April 30, 2022 , which includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. A copy of the Fund’s Semi-Annual Report can be obtained at no charge by calling 1-888-558-5851 or writing the Fund.

APPENDIX “A”
RATINGS

Standard & Poor’s Corporation

A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A	Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB	Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B	Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC	Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.

C	The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r	The letter “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

*	Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A	An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB	As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Debt

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

Aaa	Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa	Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba,	B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (---)	Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)	When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3	This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4	This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on Funds employed.

-	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated “aaa” are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	Preferred stocks which are rated “aa” are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	Preferred stocks which are rated “a” are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Preferred stocks which are rated “baa” are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	Preferred stocks which are rated “ba” are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

APPENDIX “B”
TRUST AND ADVISOR PROXY VOTING POLICIES AND PROCEDURES

INVESTMENT MANAGERS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each, a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each, an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust will therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund. An Advisor may delegate this responsibility to a Fund’s Sub-Advisor(s).

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor will perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which will be presented to the Board for its review. Each Advisor will promptly provide to the Trust’s Chief Compliance Officer (“CCO”) updates to its proxy voting policy as they are adopted and implemented, and the Trust’s CCO will then report such updates to the Board.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a website, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s transfer agent will notify the Advisor of any such request of proxy voting procedures. The Advisor shall reply to any Fund shareholder request within three (3) business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor will provide a complete annual voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator no later than July 31st of each year. The Trust’s co-administrator, MFAC, will file a report based on such record on the attached Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each Advisor is responsible for providing its current proxy voting policies and procedures and any subsequent amendments to the Trust’s CCO. SEC Form N-PX is filed with respect to each Fund by MFAC (acting as filing agent), by no later than August 31st of each year. Each such filing details all proxies voted on behalf of the Fund for the prior twelve months ended June 30th. In connection with each filing on behalf of the Fund, the Advisor’s CCO must sign and return to MFAC no later than July 30th a Form N-PX Certification stating that the Advisor has adopted proxy voting policies and procedures in compliance with the SEC’s Proxy Voting Rule.

ADVISOR’S PROXY POLICIES AND GUIDELINES

Euro Pacific Asset Management, LLC

Proxy Voting Policies and Procedures

These policies and procedures, which may be amended from time to time, apply to the voting of proxies by Euro Pacific Asset Management (“Adviser”) for client accounts over which the Adviser has proxy-voting discretion.

SECTION 1. PROXY VOTING GUIDELINES

The fundamental guideline followed by the Adviser in voting proxies is to make every effort to ensure that the manner in which shares are voted is in the best interest of its client, the Funds and the value of the investment. Absent special circumstances of the types described below, it is the policy of the Adviser to exercise its proxy voting discretion in accordance with the guidelines set forth in Exhibit A (“Proxy Voting Guidelines”). The Proxy Voting Guidelines are applicable to the voting of domestic and global proxies. Any changes to the Proxy Voting Guidelines must be pre-approved in writing by the Chief Compliance Officer (“CCO”).

SECTION 2. VOTING RESPONSIBILITY

The Portfolio Manager has the responsibility of voting proxies received by the Adviser for securities held in Funds’ portfolio. The Adviser may delegate to a non-affiliated third party, the responsibility to vote proxies on the Adviser’s behalf and/or to provide in-depth analysis of shareholder meeting agendas, vote recommendations and administrative assistance.

SECTION 3. APPLICATION OF PROXY VOTING GUIDELINES

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Adviser may vote a proxy contrary to the Proxy Voting Guidelines if it is determined that such action is in the best interests of its client. In exercising its voting discretion, the Adviser may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from the Adviser’s client may also justify casting different votes. The Adviser will document the rationale for any proxy voted contrary to the Proxy Voting Guidelines. Such documentation will be maintained as part of the firm’s books and records.

SECTION 4. CONFLICTS OF INTEREST

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies. If at any time, the person(s) responsible for voting proxies becomes aware of any type of potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Adviser’s CCO. The CCO will forward all necessary proxy voting materials to the Funds’ Board of Trustees for direction on how to vote such proxy, in accordance with the Funds’ written Proxy Voting Policies and Procedures.

SECTION 5. PROXY VOTING RECORDS

The Adviser will maintain the following records under these policies and procedures:

I.	A copy of all policies and procedures.

II.	A copy of each proxy statement the Adviser receives regarding client’s securities.

III.	A record of each vote cast by the Adviser on behalf of its client.

IV.	A copy of any document created by the Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision.

V.	A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the client.

VI.	Any other records pertaining to proxy voting that may be required to be maintained as outlined in the investment management agreement between the Funds and the Adviser.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Adviser may rely on one or more third parties to create and retain the records referred to in items II above.

SECTION 6. CLIENT DISCLOSURES

A copy of these policies and procedures and copies of the above outlined records will be provided to the client anytime upon request. In addition, the Adviser shall provide a complete voting record for the Funds to the Funds’ co-administrator within 15 days following the end of each calendar quarter, along with a fully executed Form N-PX Certification. The Funds will be responsible for providing proxy voting records to any requesting shareholder. It is generally the Adviser’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

SECTION 7. CLOSED-END AND OPEN-END MUTUAL FUNDS

Proxies received on any closed-end and/or open-end registered management investment companies (“mutual fund”) will be voted subject to any applicable investment restrictions of the mutual fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the mutual fund.

SECTION 8. OTHER SPECIAL SITUATIONS

The Adviser may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where the Adviser deems the cost of voting would exceed any anticipated benefit to the client, or 2) where a proxy is received for a security the Adviser no longer manages (i.e. the Adviser had previously sold the entire position), and/or 3) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In addition, the Funds may, from time to time, participate in securities lending programs administered by its custodian or a third party. Because title to loaned securities passes to the borrower, the Adviser will be unable to vote any security that is out on loan to a borrower on a proxy record date. However, since the Adviser has investment discretion, it reserves the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

EXHIBIT A

Euro Pacific Asset Management Proxy Voting Guidelines

Euro Pacific Asset Management (“Adviser”) is a fiduciary that owes each client a duty of care with regard to all services undertaken on the client’s behalf. Proxy voting is one such service. To fulfill these duties, the Adviser must cast votes in a manner consistent with the best interests of its clients. In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, in addition to its written Proxy Voting Policy and Procedures, the Adviser has adopted the following guidelines on how it generally votes certain types of proxies.

I.	Summary of Proxy Voting Guidelines.

Board of Directors

●	Case by Case Basis on director nominees based on (but not limited to) the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, disclosures under Section 404 of Sarbanes-Oxley Act, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as a CEO, number of outside boards at which a director services and whether a retired CEO sits on the board but Against nominees that do not meet required standards pertaining to attendance and the number of outside board positions; and Against directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

●	Against indemnification proposals that would expand coverage beyond just legal expenses acts, such as negligence and proposals to eliminate directors’ and officers’ liability for monetary damages for violating the duty of care. Against proposals to impose a mandatory retirement age or limit the tenure of outside directors through term limits.

●	For proposals seeking to fix the board size or designate a range for the board size. Against proposals to classify the board and For proposals to repeal classified boards and to elect all directors annually.

Mergers and Corporate Restructurings

●	Case by Case Basis on proposals on mergers and acquisitions generally by applying a strategy based on assessment of: the reasonableness of the value to be received by target shareholders; how the market has responded to the proposed deal; if the deal makes sense strategically; the fairness of the negotiation process; if insiders are disproportionately benefitting from the transaction, and the prospects of the combined company, including the prospective combined governance profile.

●	Case by Case Basis on proposals to increase common shares using a model developed by ISS. Vote For proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Anti-takeover Defenses/Capital Structure

●	For proposals that remove restrictions on the rights of shareholders and allow shareholders to act by written consent and call special meetings.

●	Against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

●	Against proposals giving the board exclusive authority to amend the bylaws and For proposals giving the board the ability to amend the bylaws in addition to shareholders.

Executive and Director Compensation

●	Case by Case Basis on equity compensation plans generally focusing on the transfer of shareholder wealth, as the dollar cost of pay plans to shareholders as opposed to simply focusing on voting power dilution but Against the equity plan if any of the following factors apply: total cost of the company’s equity plans is unreasonable; the plan expressly permits the re-pricing of stock options without prior shareholder approval; there is a disconnect between CEO pay and the company’s performance; the company’s three year burn rate exceeds the accepted threshold; or the plan is a vehicle for poor pay practices.

●	Case by Case on compensation plans for non-employee directors based on the cost of the plans against the company’s allowable cap.

●	Generally For shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table. (Say-on-Pay)

Social and Environmental Issues

●	Generally For proposals seeking reports and studies on environmental issues, labor standards and human rights.

II. Other Proxy Proposals.

For any proxy proposals received that are not covered under these guidelines, the Adviser will vote each on a case by case basis to help ensure votes are cast in its clients’ best interest.

PART C: OTHER INFORMATION

EuroPac Funds

ITEM 28.	EXHIBITS

(a)	(1) Amended and Restated Agreement and Declaration of Trust of Registrant dated June 16, 2022 is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 1182 to Registrant's Registration Statement on Form N-1A filed with the Commission on July 26, 2022.

(i) Amendment to the Amended and Restated Agreement and Declaration of Trust of Registrant dated September 17, 2020 is incorporated herein by reference to Exhibit (a)(1)(i) of Post-Effective Amendment No. 1128 to Registrant’s Registration Statement on Form N-1A filed with the Commission on November 12, 2020.

(2) Certificate of Trust of the Registrant dated February 15, 2005 is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 14 filed with the Commission on March 31, 2006.

(3) Certificate of Amendment to Certificate of Trust of the Registrant dated May 31, 2005 is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 14 filed with the Commission on March 31, 2006.

(4) Certificate of Amendment to Certificate of Trust of the Registrant dated December 3, 2007 is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 29 filed with the Commission on December 5, 2007.

(5) Certificate of Correction to Certificate of Trust dated November 23, 2009 is incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 73 filed with the Commission on December 30, 2009

(6) Certificate of Designation of EuroPac International Value Fund is incorporated herein by reference to Exhibit (a)(9) of Post-Effective Amendment No. 77 filed with the Commission on January 15, 2010.

(7) Certificate of Designation of EuroPac International Bond Fund is incorporated herein by reference to Exhibit (a)(10) of Post-Effective Amendment No. 103 filed with the Commission on August 18, 2010.

(8) Certificate of Designation of EP Asia Small Companies Fund is incorporated herein by reference to Exhibit (a)(10) of Post-Effective Amendment No. 106 filed with the Commission on September 17, 2010.

(9) Certificate of Designation of EuroPac International Dividend Income Fund is incorporated herein by reference to Exhibit (a)(17) of Post-Effective Amendment No. 416 filed with the Commission on October 7, 2013.

(10) Amended and Restated Agreement and Declaration of Trust dated March 5, 2014 is incorporated herein by reference to Exhibit (a)(9) of Post-Effective Amendment No. 494 filed with the Commission on March 28, 2014.

(b) By-Laws of Registrant as amended on January 9, 2008, March 25, 2009, December 5, 2013, March 10, 2016, and June 16, 2022 is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 1182 filed with the Commission on July 26, 2022.

(c) Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.

(d) Amended and Restated Investment Advisory Agreement dated March 21, 2013 is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 437 filed with the Commission on December 23, 2013.

(e) Distribution Agreement is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 297 filed with the Commission on December 26, 2012.

(i) Distribution Agreement is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 1162 filed with the Commission on October 26, 2021.

(f) Bonus or Profit Sharing Contracts is not applicable.

(g) Custody Agreement is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 31 filed with the Commission on February 1, 2008.

(i) Amendment to Custody Agreement dated March 31, 2021 is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 1145 filed with the Commission on March 29, 2021.

(h) Other Material Contracts

(1) Amended and Restated Transfer Agency Agreement dated March 25, 2009 is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 56 filed with the Commission on April 1, 2009.

(2) Amended and Restated Fund Accounting Agreement dated March 5, 2014 is incorporated herein by reference to Exhibit (h)(2)(i) of Post-Effective Amendment No. 490 filed with the Commission on March 28, 2014.

(3) Amended and Restated Co-Administration Agreement dated March 5, 2014 is incorporated herein by reference to Exhibit (h)(3)(i) of Post-Effective Amendment No. 490 filed with the Commission on March 28, 2014.

(i) Amendment to Co-Administration Agreement dated August 4, 2014 is incorporated herein by reference to Exhibit (h)(3)(ii) of Post-Effective Amendment No. 571 filed with the Commission on October 24, 2014

(4) Amended and Restated Operating Expenses Limitation Agreement is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 1001 filed with the Commission on February 28, 2019.

(5) Amended and Restated Shareholder Service Plan is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 1172 filed with the Commission on February 24, 2022.

(i) Opinion and Consent of Legal Counsel is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 377 filed with the Commission on July 16, 2013.

(j) Consent of Independent Registered Public Accounting Firm – filed herewith

(k) Not applicable

(l) Initial Subscriptions

(1) Initial Subscription Agreement of EuroPac International Value Fund dated April 6, 2010 is incorporated herein by reference to Exhibit (l) of Post-Effective Amendment No. 88 filed with the Commission on April 7, 2010.

(2) Initial Subscription Agreement of EuroPac International Bond Fund dated November 15, 2010 is incorporated herein by reference to Exhibit (l)(2) of Post-Effective Amendment No. 116 filed with the Commission on November 15, 2010.

(3) Initial Subscription Agreement of EP Asia Small Companies Fund dated December 1, 2010 is incorporated herein by reference to Exhibit (l)(2) of Post-Effective Amendment No. 118 filed with the Commission on December 1, 2010.

(4) Initial Subscription Agreement of EuroPac Gold Fund is incorporated herein by reference to Exhibit (l) of Post-Effective Amendment No. 376 filed with the Commission on July 12, 2013.

(5) Initial Subscription Agreement of EuroPac International Dividend Income Fund is incorporated herein by reference to Exhibit (l)(9) of Post-Effective Amendment No. 437 filed with the Commission on December 20, 2013.

(m) Amended and Restated Rule 12b-1 Plan is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 1171 Filed with the Commission on February 24, 2022.

(n) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 with respect to the EuroPacific Fund is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 1001 filed with the Commission on February 28, 2019.

(o) Power of Attorney dated December 9, 2021 for Ashley Rabun, Charles Miller, William Young, John Zader, Eric Banhazl and Maureen Quill is incorporated herein by reference to Exhibit (o) of Post-Effective Amendment No. 1165 filed with the Commission on December 22, 2021.

(p) Code of Ethics

(1) Code of Ethics of the Trust is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 998 filed with the Commission on February 26, 2019.

(2) Code of Ethics of Euro Pacific Asset Management, LLC is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 612 filed with the Commission on February 27, 2015.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

See the Statement of Additional Information.

ITEM 30.	INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant’s Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32.	IMST Distributors, LLC

(a)	IMST Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Investment Managers Series Trust

2.	Investment Managers Series Trust II

(b)	The following are the Officers and Manager of the Distributor. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202	President / Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Kelly Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202	Treasurer	None

Item 32(c) Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Accountant and Co-Administrator	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212
Registrant’s Co-Administrator	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri, 64106
Registrant’s Investment Adviser	Euro Pacific Asset Management, LLC Suite 204, Lots 81-82 Street C Dorado, Puerto Rico 00646
Registrant’s Distributor	IMST Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

ITEM 34.	MANAGEMENT SERVICES

Not applicable

ITEM 35.	UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 30th day of August, 2022

INVESTMENT MANAGERS SERIES TRUST

By:	/s/Maureen Quill
Maureen Quill, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 30th day of August, 2022, by the following persons in the capacities set forth below.

Signature	Title
†
Ashley Toomey Rabun	Trustee
†
William H. Young	Trustee
†
Charles H. Miller	Trustee
†
John P. Zader	Trustee

†
Eric M. Banhazl /s/ Maureen Quill	Trustee
Maureen Quill /s/ Rita Dam	Trustee, President and Principal Executive Officer
Rita Dam	Treasurer and Principal Financial Officer

† By	/s/ Rita Dam

Attorney-in-fact, pursuant to power of attorney previously filed with Post-Effective Amendment No. 1165 on December 22, 2021.

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Independent Registered Public Accounting Firm	EX99.28(j)